Effective immediately, the sub-section entitled “Performance Information” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2010 was 4.46%. During the period(s) shown in the bar chart, the highest quarterly return was 19.05% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (20.37)% (for the calendar quarter ended December 31, 2008).

MFS High Income Fund

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	41.53%	2.80%	3.81%
C Shares	44.98%	3.10%	3.67%
I Shares	47.08%	4.11%	4.69%
529A Shares	39.60%	2.55%	3.58%
529B Shares	41.55%	2.58%	3.55%
529C Shares	44.38%	2.88%	3.41%
R1 Shares	46.12%	3.00%	3.54%
R2 Shares	46.84%	3.54%	4.01%
R3 Shares	46.73%	3.75%	4.28%
R4 Shares	47.08%	4.04%	4.61%
A Shares	39.75%	2.80%	3.87%
Returns After Taxes on Distributions
A Shares	35.41%	(0.05)%	0.66%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	25.36%	0.68%	1.28%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital U.S. High-Yield Corporate Bond Index	58.21%	6.46%	6.71%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Effective immediately, the sub-section entitled “Performance Information” beneath the main heading “Other Information" is restated in its entirety as follows:

Performance Information

All performance information shown in the “Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The “Bar Chart” shows changes over time in the annual total return of the fund's Class A shares for the past ten calendar years, and assumes the reinvestment of distributions.  The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

The “Performance Table” shows how the average annual total returns of each class of shares of the fund, before the deduction of taxes, compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown.

Class B shares convert to Class A shares, and Class 529B shares convert to Class 529A shares, approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares and Class 529A shares, respectively.

The fund commenced investment operations on February 17, 1978, with the offering of Class A shares, and subsequently offered Class B shares on September 27, 1993; Class C shares on January 3, 1994; Class I shares on January 2, 1997; Class 529A, Class 529B, and Class 529C shares on July 31, 2002; Class R2 shares on October 31, 2003; and Class R1, Class R3, and Class R4 shares on April 1, 2005.

Performance for Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class R4 shares includes the performance of the fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.